Exhibit 10.16

Execution Version

INCREMENTAL AMENDMENT TO CREDIT AGREEMENT
INCREMENTAL AMENDMENT, dated as of March 30, 2021 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of March 26, 2021 (as amended, restated, supplemented or otherwise modified prior to the date hereof), among TURING TOPCO LLC, a Delaware limited liability company (“Holdings”), TURING MIDCO LLC, a Delaware limited liability company (“Parent Borrower” and a “Co-Borrower”), TURING ACQUISITION LLC, a Delaware limited liability company (“AcquisitionCo” and a “Co-Borrower”), THOUGHTWORKS, INC., a Delaware corporation (the “Company” and a “Co-Borrower”, and together with Parent Borrower and AcquisitionCo, the “Borrowers”) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“Credit Suisse”), as Administrative Agent, Collateral Agent and L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) (the “Credit Agreement”), by and among the Borrowers, Holdings, the other Loan Parties party hereto, the Lenders party hereto and the Administrative Agent. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.
W I T N E S S E T H:
WHEREAS, the Parent Borrower has requested the issuance of Incremental Revolving Commitments (the “Incremental Revolving Commitments”) in the form of a Revolving Credit Commitment Increase pursuant to and on the terms set forth in Section 2.14(a) of the Credit Agreement; and
WHEREAS, the Additional Lender identified on Schedule 1 hereto has agreed, subject to the terms and conditions set forth herein and in the Credit Agreement, to provide a Revolving Credit Commitment Increase in the amount set forth opposite the Additional Lender’s name on Schedule 1 hereto (and the total amount of Revolving Credit Commitment Increase made pursuant to this Amendment shall be $7,000,000);
WHEREAS, pursuant to Section 2.14 of the Credit Agreement, only the consent of the Administrative Agent and each L/C Issuer(in addition to the Borrowers) is required to enter into this Amendment;
NOW, THEREFORE, the parties hereto hereby agree as follows:
ARTICLE I

Incremental Amendment; Incremental Revolving Commitments
Section 1.1.(a) This Amendment is an Incremental Facility Amendment referred to in Section 2.14(d) of the Credit Agreement and is being incurred in reliance on the Unrestricted Incremental Amount. The Borrowers and the Additional Lender hereby agree that, subject to the satisfaction of the conditions in Article II hereof, on the Incremental Amendment Effective Date (as defined below), the Revolving Credit Commitment Increase of the Additional Lender shall become effective and the Revolving Credit Commitment of each Revolving Credit Lender shall be as set forth on Schedule 2 hereto (and such Schedule 2 shall supersede Schedule 2.01 to the Credit Agreement with respect to Revolving Credit Commitments). Subject to the satisfaction of the conditions set forth in Article II hereof, the Incremental Facility Closing Date with respect to the Revolving Credit Commitment Increase contemplated by this Amendment shall be the Incremental Amendment Effective Date.
(b)Except as otherwise expressly set forth herein, the Incremental Revolving Commitments shall have terms that are identical to those of the Revolving Credit Loans and Revolving

Credit Commitments existing immediately prior to the Incremental Amendment Effective Date, including, without limitation, with respect to the maturity date, weighted average life, interest rate margins, amortization, commitment reductions, prepayments, and, after giving effect to this Amendment, the Incremental Revolving Commitments shall be considered the same Class as the existing Revolving Credit Loans and Revolving Credit Commitments, in each case, in accordance with Section 2.14(c) of the Credit Agreement. The Borrowers shall pay the commitment fees and any other fees or other amounts payable to or for the account of the Additional Lender at the times and in the manner set forth in the Credit Agreement.

ARTICLE II

Conditions to Effectiveness
Section 1.1.Effective Date. This Amendment shall become effective on the date (the “Incremental Amendment Effective Date”) on which:
(a)The Administrative Agent shall have received:
(i)counterparts to this Amendment duly executed and delivered by the Borrowers and, with respect to Section 4.5, the Subsidiary Guarantors, Holdings, the Administrative Agent, each L/C Issuer and the Additional Lender;
(ii)all documentation and other information (x) about the Borrowers and the other Loan Parties party hereto as has been reasonably requested in writing by the Administrative Agent and/or the Lenders party hereto that they reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act and (y) with respect to the Borrowers, as required by regulatory authorities under 31 C.F.R. § 1010.230.

(b)At the time of and immediately after giving effect to this Amendment, no Event of Default has occurred and is continuing.
(c)The representations and warranties in Article 3 of this Amendment shall be true and correct in all material respects.
(d)The Parent Borrower shall have paid or caused to be paid to the Additional Lender, for its own account, such upfront fee as is set forth in the Fee Letter, dated as of the date hereof, between the Company and the Additional Lender.
Section 2.1.Notification. This Amendment constitutes notice to the Administrative Agent as required by Sections 2.14(a) and 2.14(d) of the Credit Agreement. Promptly following the Incremental Effective Date, the Administrative Agent shall notify the Borrowers and the Lenders of the Incremental Amendment Effective Date.
ARTICLE III
Representation and Warranties

Section 2.1.The Borrowers hereby represent and warrant as of the Incremental Amendment Effective Date that this Amendment has been, or when executed and delivered will be, duly executed and delivered by the Borrowers. The execution, delivery and performance by each of the Borrowers of this Amendment, and the consummation of the transactions herein contemplated, (a) have been duly authorized by all necessary corporate or other organizational action and (b) do not and will not (i) contravene the terms of the Borrowers’ Organization Documents, (ii) conflict with or result in any breach or contravention of, or require any payment to be made under (A) any Contractual Obligation exceeding the Threshold Amount to which such Borrower is a party or affecting such Borrower or the properties of such Borrower or any of its Subsidiaries or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or its property is subject, (iii) result in the creation of any Lien (other than under the Loan Documents) or (iv) violate any material Law; except (in the case of clauses (b)(ii) and (b)(iv)), to the extent that such conflict, breach, contravention, payment or violation could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 2.2.No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, except for (i) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect and (ii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 2.3.This Amendment has been duly executed and delivered by each Loan Party that is party hereto. This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party hereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.
Section 2.4.Immediately after giving effect to this Amendment, the representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and the Loan Documents are true and correct in all material respects on and as of the Incremental Amendment Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language are true and correct (after giving effect to any qualification therein) in all respects on and as of the Incremental Amendment Effective Date or such earlier date, as the case may be.
Section 2.5.At the time of and immediately after giving effect to this Amendment, Holdings and its Subsidiaries, on a consolidated basis, are Solvent.
Section 2.6.At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

ARTICLE IV
Miscellaneous
Section 2.1.Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature to this Amendment may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Amendment.  Each of the parties hereto represents and warrants to the other parties that it has the corporate capacity and authority to execute the Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.
Section 2.2.Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 2.3.Waiver of Right to Trial by Jury. SECTION 10.15 OF THE CREDIT AGREEMENT IS INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.
Section 2.4.Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 2.5.Acknowledgement and Reaffirmation of Guarantors. The Guarantors acknowledge and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Loan Documents. Each Guarantor hereby ratifies and confirms its obligations under the Loan Documents, including the Collateral and Guarantee Requirement and including, without limitation, its guarantee of the Obligations (including the Revolving Credit Commitment Increase) and its grant of the security interest in the Collateral (as defined in the Collateral Documents) to secure the Obligations (including the Revolving Credit Commitment Increase).
Section 2.6.Costs and Expenses. Subject to the limitations set forth in Section 10.04 of the Credit Agreement, the Borrowers agree to pay all reasonable and documented out of pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out of pocket expenses of one counsel for the Administrative Agent with respect thereto).
Section 2.7.Effect of Amendment. On and after the Incremental Amendment Effective Date, each reference to the Credit Agreement in any Loan Document (including to any Exhibit or Schedule attached thereto) shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. As of the Incremental Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement, as amended by this Amendment, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each reference to (a) a “Lender” or “Lenders” or “Revolving Credit Lender” or “Secured Party” or any similar term in the Credit Agreement or the other Loan Documents shall be deemed to include the Additional Lender. Except as expressly set forth in this Amendment, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as in effect immediately prior to the Incremental Amendment Effective Date or any other Loan Document in similar or different circumstances. Except as expressly amended hereby or specifically waived above, (i) all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed, and (ii) nothing contained herein shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document, which obligations shall remain in full force and effect, except in each case as amended, restated, replaced and superseded hereby or by any instruments executed in connection herewith or therewith. Except as provided in Article II of this Amendment, this Amendment shall become effective when it is executed by each Borrower and, with respect to Section 4.5, the Subsidiary Guarantors, Holdings, the Administrative Agent, each L/C Issuer and the Additional Lender. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

TURING TOPCO LLC, as Holdings

By:	/s/ Ramona Mateiu
Name: Ramona Mateiu
Title: Secretary

TURING MIDCO LLC, as the Parent Borrower and a Co-Borrower

By:	/s/ Ramona Mateiu
Name: Ramona Mateiu
Title: Secretary
TURING ACQUISITION LLC, as a Co-Borrower

By:	/s/ Ramona Mateiu
Name: Ramona Mateiu
Title: Secretary

THOUGHTWORKS, INC., as a Co-Borrower

By:	/s/ Ramona Mateiu
Name: Ramona Mateiu
Title: Vice President and Secretary

[Signature Page to Incremental Amendment to Credit Agreement]

        And with respect to Section 4.5 of this Amendment,

THOUGHTWORKS FEDERAL, LLC GEMINI SOLUTIONS, LLC, each as a Subsidiary Guarantor

By:	/s/ Ramona Mateiu
Name: Ramona Mateiu
Title: Vice President and Secretary

[Signature Page to Incremental Amendment to Credit Agreement]

Credit Suisse AG, Cayman Islands Branch
    as, as Administrative Agent and as L/C Issuer
By:    /s/ William O’Daly
    Name: William O’Daly
    Title: Authorized Signatory
By:    /s/ Andrew Griffin
    Name: Andrew Griffin
    Title: Authorized Signatory
[Signature Page to Incremental Amendment to Credit Agreement]

[Lender Signature Pages on File with Registrant]

Schedule 1
Revolving Credit Commitment Increase

Additional Lender	Revolving Credit Commitment Increase
[ ]	[ ]
Total	$7,000,000.00

Schedule 2
Revolving Credit Commitments

Lender	Revolving Credit Commitments
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
Total	$165,000,000.00